EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
The undersigned executive officers of Tri County Financial Corporation (the “Registrant”) hereby certify that this Annual Report on Form 10-K/A for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Michael L. Middleton
	Name:	Michael L. Middleton
	Title:	President and Chief Executive Officer

By:	/s/ William J. Pasenelli
	Name:	William J. Pasenelli
	Title:	Chief Financial Officer

Date: April 16, 2009